UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

CPS TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c)) under the
Exchange Act (17 CFR 240.13e-4( c)).

Item 8.01

On March 27, 2012 CPS Technologies Corporation issued a press release announcing a sourcing agreement with a tier one automobile supplier. The press release is attached herein as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corporation (Registrant)
Date: March 30, 2012	/s/ Grant C. Bennett Grant C. Bennett President and Treasurer (Principal Executive Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99	Press Release titled “CPS Technologies Corporation Announces Supply Agreement with Tier One Automotive Supplier” dated March 27, 2012.